ASSET PURCHASE AGREEMENT	12 Months Ended
Jun. 30, 2020
ASSET PURCHASE AGREEMENT
NOTE 5 - ASSET PURCHASE AGREEMENT

On August 2, 2018, the Company entered into an Asset Purchase Agreement with Secure Hosting LLC, a Florida limited liability, for the purchase of 182 Ethereum mining machines.

As consideration for the purchase of the machines, the Company issued 38,018 restricted shares of its Series B convertible preferred stock, valued on an “as converted to common” basis at an aggregate of $3,003,422, based on the market value of the Company’s common stock on the date of the transaction.

Of the 182 machines purchased, 152 were placed into operations, and 30 units deemed to be under-performing will be utilized by the Company as repair parts or sold as repair parts.The Company performed a lower of cost or market impairment analysis on the machines purchased, including writing off the purchase price allocated to the defective machines, and recorded an impairment expense of $2,097,930, which amount is included in operating expenses for the year ended June 30, 2019.

The Agreement contains customary representations and warranties and covenants as of the Closing Date, including, without limitation, that the Equipment is (i) in good condition, (ii) free of all liens, (iii) not subject to any intellectual property rights other than software used in the Equipment and (iv) covered by certain manufacturer warranties.Because a portion of the machines were defective, certain shares of the Series B preferred stock issued in the transaction were subsequently returned to the Company and cancelled.